UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C., 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date Of Report (Date Of Earliest Event Reported):  12/10/2010

Commission file number: 000-53632

BAKKEN RESOURCES, INC.

(Exact name of small business issuer as specified in its charter)

Nevada	29-2973652
(State or other jurisdiction	(IRS Employer
of incorporation or organization)	Identification No.)

1425 Birch Ave., Suite A, Helena, MT 59601

 (Address of principal executive offices)

(406) 442-9444

(Registrant’s telephone number)

Multisys Language Solutions, Inc.

8045 Dolce Volpe Ave., Las Vegas, NV 89178

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act(17CFR240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act(17CFR240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act(17CFR240.13e-4(c))

Items to be Included in this Report

Item 5.03  Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On November 26, 2010, the stockholders of Multisys Language Solutions, Inc. approved an amendment to its Articles of Incorporation which was filed with the State of Nevada on November 30, 2010 and became effective on December 10, 2010.  The amended Articles changed the name of the corporation from Multisys Language Solutions, Inc. to Bakken Resources, Inc.

Item 8.01  Other Events

On December 15, 2010, Bakken Resources, Inc. received notice from FINRA that its symbol on the OTC Bulletin Board will change, effective at the open of business December 17, 2010, from MLTX to BKKN.

Signature(s)

Pursuant to the Requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the Undersigned hereunto duly authorized.

Dated:  December 16, 2010

 BAKKEN RESOURCES, INC.

By:

/s/ Val M. Holms

Val M. Holms

President & CEO